                                                                    EXHIBIT 99.1


                         BOLAND CORPORATE HOUSING, INC.

                              FINANCIAL STATEMENTS

                               TABLE OF CONTENTS


                                                                                                       Page No.
                                                                                                       ---------
INDEPENDENT AUDITORS' REPORT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        F-2

FINANCIAL STATEMENTS

   Balance Sheets   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        F-3

   Statements of Operations   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        F-4

   Statements of Changes in Stockholders' Equity  . . . . . . . . . . . . . . . . . . . . . . . .        F-5

   Statements of Cash Flows   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        F-6

   Notes to Financial Statements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        F-7

                          INDEPENDENT AUDITORS' REPORT


To the Board of Directors
ExecuStay Corporation
Gaithersburg, Maryland

We have audited the accompanying balance sheets of Boland Corporate Housing, Inc. as of December 31, 1996 and September 30, 1997 and the related statements of operations, changes in stockholders' equity, and cash flows for the year ended December 31, 1996, and the nine months ended September 30, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly in all material respects, the financial position of Boland Corporate Housing, Inc. as of December 31, 1996 and September 30, 1997 and the results of its operations and its cash flows for the year ended December 31, 1996, and the nine months ended September 30, 1997, in conformity with generally accepted accounting principles.







Hauppauge, New York
December 19, 1997



                                  /s/ ALBRECHT, VIGGIANO, ZURECK & COMPANY, P.C.

                         BOLAND CORPORATE HOUSING, INC.
                                 BALANCE SHEETS

                                                                                     December 31,        September 30,
                                                                                         1996                 1997
                                                                                   -----------------    -----------------
ASSETS

Cash                                                                               $         626,365    $         592,098
Accounts receivable, net                                                                   1,082,260            1,984,811
Due from affiliate                                                                               -0-               48,710
Prepaid expenses                                                                             115,290              144,650
Property and equipment, net                                                                   42,833              213,552
Other assets                                                                                 437,379              790,456
                                                                                   -----------------    -----------------

                                                                 Total assets      $       2,304,127    $       3,774,277
                                                                                   =================    =================
LIABILITIES AND STOCKHOLDERS' EQUITY

Notes payable to bank                                                              $         161,140    $         326,150
Accounts payable and accrued liabilities                                                     479,265              737,267
Loan payable to stockholder                                                                1,168,365            1,515,854
Security deposits payable                                                                    129,633              180,362
Income taxes payable                                                                          16,896               65,321
                                                                                   -----------------    -----------------

                                                            Total liabilities              1,955,299            2,824,954
                                                                                   -----------------    -----------------

Stockholders' equity:
   Common stock, $.01 par value;
   500 shares authorized, 100 shares issued and outstanding                                        1                    1
   Additional paid-in capital                                                                 39,999               39,999
   Retained earnings                                                                         308,828              909,323
                                                                                   -----------------    -----------------

                                                   Total stockholders' equity                348,828              949,323
                                                                                   -----------------    -----------------

                                   Total liabilities and stockholders' equity      $       2,304,127    $       3,774,277
                                                                                   =================    =================





   The accompanying notes are an integral part of these financial statements.

                         BOLAND CORPORATE HOUSING, INC.
                            STATEMENTS OF OPERATIONS

                                                                                                           Nine Months
                                                                                      Year Ended              Ended
                                                                                      December 31,         September 30,
                                                                                         1996                  1997
                                                                                   -----------------    -----------------
Revenue:
   Interim housing revenue                                                         $       7,689,071    $      10,631,115
                                                                                   -----------------    -----------------

                                                               Total revenue               7,689,071           10,631,115

Operating costs and expenses:
   Cost of interim housing revenue                                                         6,608,524            8,825,294
   Personnel and payroll costs                                                               458,556              513,873
   Occupancy costs                                                                            12,157                6,168
   Other operating costs                                                                     370,199              420,469
                                                                                   -----------------    -----------------

                                           Total operating costs and expenses              7,449,436            9,765,804
                                                                                   -----------------    -----------------
                                                     Earnings from operations                239,635              865,311

Other income (expenses):
   Consulting and referral fees                                                              100,281               45,225
   Interest expense, net of interest income                                                  (78,015)            (120,045)
   Loss on disposal of property and equipment                                                    -0-               (4,131)
                                                                                   -----------------    ------------------

                                                Total other income (expenses)                 22,266              (78,951)
                                                                                   -----------------    -----------------

                                    Income before provision for income taxes                 261,901              786,360

Provision for income taxes                                                                    21,384               85,865
                                                                                   -----------------    -----------------

                                                                  Net income       $         240,517    $         700,495
                                                                                   =================    =================

Net income per share                                                               $           2,405    $           7,005
                                                                                   =================    =================

Weighted average shares outstanding                                                              100                  100
                                                                                   =================    =================





   The accompanying notes are an integral part of these financial statements.

                         BOLAND CORPORATE HOUSING, INC.
                 STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY



                                                                   Additional
                                                Common               Paid-in              Retained
                                                 Stock               Capital              Earnings              Total
                                           -----------------    -----------------    -----------------    -----------------
Balance at December 31, 1995               $              1     $          39,999    $          68,311    $         108,311
Net income                                                                                     240,517              240,517
                                           -----------------    -----------------    -----------------    -----------------

Balance at December 31, 1996                              1                39,999              308,828              348,828
Net income                                                                                     700,495              700,495
Distributions                                                                                 (100,000)            (100,000)
                                           -----------------    -----------------    -----------------    -----------------

Balance at September 30, 1997              $              1     $          39,999    $         909,323    $         949,323
                                           ================     =================    =================    =================





   The accompanying notes are an integral part of these financial statements.

                         BOLAND CORPORATE HOUSING, INC.
                            STATEMENTS OF CASH FLOWS

                                                                                                           Nine Months
                                                                                      Year Ended              Ended
                                                                                     December 31,         September 30,
                                                                                         1996                  1997
                                                                                   -----------------    -----------------
Cash flows from operating activities:
   Net income                                                                      $         240,517    $         700,495
   Adjustments to reconcile net income to net
     cash used in operating activities:
        Depreciation                                                                          34,944               12,808
        Loss on disposition of fixed assets                                                      -0-                4,131
        Provision for doubtful accounts                                                            1               34,000
        Changes in assets and liabilities:
          Accounts receivable                                                               (899,336)            (936,551)
          Prepaid expenses and other assets                                                 (352,936)            (382,437)
          Accounts payable and accrued liabilities                                           363,579              258,002
          Income taxes payable                                                                 6,657               48,425
          Security deposits payable                                                           44,842               50,729
                                                                                   -----------------    -----------------

                                       Net cash used in operating activities                (561,733)            (210,398)
                                                                                   -----------------    -----------------

Cash flows from investing activities:
   Purchases of property and equipment                                                       (38,570)            (195,705)
   Proceeds from sale of equipment                                                               -0-                8,047
   Increase in due from affiliate                                                                -0-              (48,710)
                                                                                   -----------------    -----------------

                                       Net cash used in investing activities                 (38,570)            (236,368)
                                                                                   -----------------    -----------------

Cash flows from financing activities:
   Net borrowings on short-term bank notes                                                    75,000              175,000
   Payments on long-term bank note                                                           (13,320)              (9,990)
   Net proceeds from stockholder loan                                                      1,143,365              347,489
   Net payments to affiliate                                                                (269,342)                 -0-
   Distributions to stockholders                                                                 -0-             (100,000)
                                                                                   -----------------    -----------------

                                    Net cash provided by financing activities                935,703              412,499
                                                                                   -----------------    -----------------

                                              Net increase (decrease) in cash                335,400              (34,267)

Cash at beginning of period                                                                  290,965              626,365
                                                                                   -----------------    -----------------

Cash at end of period                                                              $         626,365    $         592,098
                                                                                   =================    =================

Supplemental disclosures of cash flow information:
   Cash paid during the year for:
     Income taxes                                                                  $          14,727    $          37,440
     Interest                                                                                 79,245               81,999



   The accompanying notes are an integral part of these financial statements.

                         BOLAND CORPORATE HOUSING, INC.
                         NOTES TO FINANCIAL STATEMENTS

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A summary of the significant accounting principles applied in the preparation of the financial statements follows:

Formation of Company and Nature of Operations

Boland Corporate Housing, Inc. (the "Company") is in the business of providing furnished interim housing primarily in the New York metropolitan area. The Company was incorporated in the state of New York on April 14, 1994 under the name of The Corporate Housing People East, Inc. In May 1996, the name was amended to Boland Corporate Housing, Inc.

Interim Reporting

The accompanying financial information as of and for the nine months ended September 30, 1997 are not necessarily indicative of the results for any other interim period or for an entire year.

Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Fair Value of Financial Instruments

The carrying amounts of financial instruments including cash, accounts receivable, prepaid expenses, accounts payable and accrued expenses, approximate fair value due to the relatively short maturity of these instruments. The carrying value of the bank notes payable approximates fair value based on the incremental borrowing rates currently available to the Company for financing with similar terms and maturities.

Property and Equipment

Property and equipment is stated at cost, net of accumulated depreciation. Depreciation is computed using the straight-line method over estimated useful lives of five to seven years. Leasehold improvements are amortized over the lesser of the estimated useful lives of the related assets or the lease term.

Income Taxes

The Company has elected to be taxed as an S corporation for federal and state income tax purposes. As a result, no federal income taxes were payable at the corporate level. The stockholders pay tax on their respective shares of the Company's taxable income, even if such income is not distributed. The Company is liable for a New York State differential tax when taxable income exceeds a certain amount. New York City does not recognize S corporation status. The Company is therefore liable for New York City general corporation tax.

                         BOLAND CORPORATE HOUSING, INC.
                         NOTES TO FINANCIAL STATEMENTS

NOTE B - ACCOUNTS RECEIVABLE, NET

The Company grants credit to corporate and individual customers. Provisions have been established for uncollectible amounts. Following is a summary of accounts receivable:


                                                      December 31,             September 30,
                                                          1996                     1997
                                                   -----------------         -----------------

Accounts receivable                                $       1,082,261         $       2,018,811
Reserve for doubtful accounts                                     (1)                  (34,000)
                                                   ------------------        -----------------
Accounts receivable, net                           $       1,082,260         $       1,984,811
                                                   =================         =================


NOTE C - PROPERTY AND EQUIPMENT

The following is a summary of property and equipment:


                                                      December 31,             September 30,
                                                          1996                     1997
                                                   -----------------         -----------------
Leasehold improvements                             $             -0-         $          7,596
Computer equipment and software                               79,685                  224,685
Furniture and equipment                                       33,929                   45,811
                                                   -----------------         ----------------
                                                             113,614                  278,092
Less accumulated depreciation                                 70,781                   64,540
                                                   -----------------         ----------------
                                                   $          42,833         $        213,552
                                                   =================         ================


NOTE D - BANK NOTES

The Company has a revolving line-of-credit and various promissory notes with a bank.

Under the terms of the current line-of-credit agreement, which expires June 30, 1998, the Company may borrow up to $1,000,000 at the bank's prime rate plus 0.50%. This replaces a previous line-of-credit agreement, which expired on June 30, 1997, and provided for borrowings up to $150,000 at the bank's prime rate plus 1.0%. Such borrowings may be converted into short-term loans at the bank's discretion. At December 31, 1996 and September 30, 1997, the borrowings outstanding on the line-of-credit amounted to $150,000 and $325,000, respectively, and were represented by short-term promissory notes.

In addition, the Company has an installment note with the bank.

The following is a summary of the bank notes:

                         BOLAND CORPORATE HOUSING, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE D - BANK NOTES (continued)

                                                                       December 31,                     September 30,
                                                                           1996                              1997
                                                                    -----------------                 -----------------
$325,000 promissory note dated September 11, 1997,
payable to bank, interest at prime rate plus 0.50%,
with interest payable on September 30, 1997 and the
last day of each month, and the principal due on
December 9, 1997; collateralized by a blanket security
interest on all assets of the Company and personally
guaranteed by Ellen Boland, President and 50% stockholder.          $             -0-                 $         325,000

$150,000 promissory note dated October 19, 1996, payable
to bank, interest at prime rate plus 1.00%, with interest
payable on October 31, 1996 and the last day of each month,
and the principal due on January 21, 1997; collateralized
by a blanket security interest on all assets of the Company
and personally guaranteed by Ellen Boland, President and 50%
stockholder.                                                                  150,000                               -0-

$40,000 installment note dated October 5, 1994, payable in
thirty-five monthly installments of $1,110, commencing
November 1, 1994, and continuing on the first day of each month thereafter, with a final principal installment of $1,150 on
October 2, 1997. Interest is payable on the unpaid principal balance on each day principal is due at a per annum rate of 1.0%
above the bank's prime rate. The loan is collateralized by a
blanket security interest on all assets of the Company.                        11,140                             1,150
                                                                    -----------------                 -----------------

                                                                    $         161,140                 $         326,150
                                                                    =================                 =================

                         BOLAND CORPORATE HOUSING, INC.
                         NOTES TO FINANCIAL STATEMENTS

NOTE E - RELATED PARTY TRANSACTIONS

Due from Affiliate

As of September 30, 1997, $48,710 was due to the Company from another entity under common ownership. During 1996, the affiliated entity shared office space, payroll and certain other general and administrative costs with the Company. The Company recorded $500,453 of such allocated expenses in 1996. There were no such allocated expenses in 1997.

In addition, the Company agreed to rent from the affiliate and such affiliate agreed to provide to the Company, any and all furniture and televisions that the Company provided to its customers in the metropolitan area. During 1996, the Company recorded approximately $379,000 of such expenses. As further discussed in Note F, these affiliate transactions ceased upon consummation of the National Business Relationship Agreement with Cort on August 5, 1996.

The Company also paid rent of approximately $147,000 which is included in the cost of interim housing revenue in 1996 for apartments leased by the affiliated entity.

Loan Payable to Stockholder

On January 1, 1996, the Company entered into a demand promissory note for $2,000,000, or so much as is advanced from time to time, with its President and 50% stockholder. Interest is payable at 10% per annum on the unpaid principal balance. Borrowings outstanding under such note amounted $1,168,365 and $1,515,854 at December 31, 1996 and September 30, 1997, respectively. The Company recorded interest expense on such borrowings of $69,413 for the year ended December 31, 1996, and $105,147 for the nine months ended September 30, 1997. On June 24, 1997, $600,000 became subordinated to the bank notes described in Note D.

NOTE F - COMMITMENTS AND CONTINGENCIES

Lease

The Company leases the office space at Fifth Avenue, New York, under an operating lease expiring on August 31, 2002. Minimum future rental payments are as follows:

                          Year ending December 31, 1997     $       13,200
                                                   1998             53,724
                                                   1999             55,336
                                                   2000             56,996
                                                   2001             58,706
                                                   2002             40,064
                                                            --------------
                                                            $      278,026
                                                            ==============

Rent expense under the above operating lease amounted to $3,227 for the nine months ended September 30, 1997. As further discussed in Note E, the Company shared office space with an affiliate before entering into the above lease in 1997. Allocated rent expense for the year ended December 31, 1996 amounted to $12,157.

                         BOLAND CORPORATE HOUSING, INC.
                         NOTES TO FINANCIAL STATEMENTS

NOTE F - COMMITMENTS AND CONTINGENCIES (continued)

National Business Relationship Agreement

On August 5, 1996, the Company entered into a National Business Relationship Agreement with its stockholders and Cort Furniture Rental Corporation ("Cort"), whereby the Company agrees to rent from Cort, and Cort agrees to provide to the Company, any and all furniture and televisions that the Company provides to its customers in the metropolitan area for five years, at a discounted monthly rental fee based on Cort's standard pricing at the time of order for such items for leases of similar duration in the same geographic region.

Consulting Agreement

On August 5, 1996, the Company entered into a Consulting Agreement with its stockholders and Cort, whereby the Company will provide Cort with consulting and referral services in the ordinary course of marketing its own products and services for a period of three years. Under the terms of this agreement, consulting services were provided over a six-month period which expired in January 1997. The Company earned consulting fees of $79,448 for the year ended December 31, 1996 and $16,058 for the nine months ended September 30, 1997.

Referral fees were guaranteed at $50,000 for the first year of the agreement, which expired on August 4, 1997. The Company earned referral fees of $20,833 for the year ended December 31, 1996 and $29,167 for the nine months ended September 30, 1997. For each of the remaining two years of the agreement, referral fees will be paid at a rate of 5% of furniture rentals supplied by Cort in the metropolitan area in excess of $354,417.

The Consulting Agreement also provides a restrictive covenant applicable to the Company and its stockholders and broadly provides that they may not be involved in the rent-to-rent furniture, housewares and accessories rental business or the sale of previously rented furniture, housewares and accessories in the New York metropolitan area.

NOTE G - CONCENTRATION OF CREDIT RISK

Cash

The Company places most of its temporary cash investments with one financial institution and normally exceeds the Federal Deposit Insurance Corporation limit. The Company has not experienced any loss to date as a result of this policy.

Major Customers

The Company had two major customers in 1996 and one in 1997. One customer accounted for approximately 21% and 19% of sales for the year ended December 31, 1996 and the nine months ended September 30,1997, respectively. This customer accounted for approximately 32% and 31% of accounts receivable as of December 31, 1996 and September 30, 1997, respectively. A second major customer accounted for approximately 10% of sales for the year ended December 31, 1996.

                         BOLAND CORPORATE HOUSING, INC.
                         NOTES TO FINANCIAL STATEMENTS

NOTE G - CONCENTRATION OF CREDIT RISK (continued)

Major Suppliers

For the year ended December 31, 1996 and the nine months ended September 30, 1997, the Company had one major supplier who accounted for approximately 16% and 15%, respectively, of total costs of interim housing revenue. A second major supplier accounted for approximately 11% of the total cost of interim housing revenue for the nine months ended September 30, 1997. This supplier accounted for approximately 15% of accounts payable as of September 30, 1997. No one supplier accounted for more than 10% of accounts payable as December 31, 1996.

NOTE H - SUBSEQUENT EVENTS

On November 1, 1997, all of the outstanding stock of the Company was sold to ExecuStay Corporation of America (the "Parent Company"). In conjunction with the purchase of the Company, the Parent Company repaid the stockholder loan and all indebtedness of the Company to the bank and terminated its line-of-credit with such bank.

The Company, the Parent Company and four key personnel signed employment contracts on November 1, 1997. The contract for the Company's president expires on October 31, 2001, and provides for an annual salary of $110,000, plus an annual cost of living increase of six percent. The contracts for each of the other key personnel expire on November 1, 1999, and provide for annual salaries of $65,000, $58,000 and $50,000, respectively, with annual cost of living increases.

The Company has also agreed to pay $50,000 signing bonuses to each of the three key personnel other than the president who entered into employment contracts with the Parent Company. In November 1997, the Company paid each vice president $25,000 of such bonus, and has agreed to pay the balance in 1998.

In November 1997, the balance due from the affiliate as of September 30, 1997 in the amount of $48,710 was paid in full.

NOTE I - PRO FORMA INFORMATION

Pro Forma Statement of Income (Unaudited)

On November 1, 1997, the Company terminated its S Corporation status. The following pro forma presentation reflects additional tax provisions as if the Company had been a C Corporation. The pro forma income tax provision has been prepared in accordance with SFAS No. 109. The effective pro forma tax rate of the Company differs from the federal rate of 34%, primarily because of the effects of state and local income taxes.

                         BOLAND CORPORATE HOUSING, INC.
                         NOTES TO FINANCIAL STATEMENTS

NOTE I - PRO FORMA INFORMATION (continued)

The pro forma additional provision for income taxes consists of the following:

                                                                             Nine Months
                                                 Year Ended                     Ended
                                                December 31,                 September 30,
                                                    1996                         1997
                                           ---------------------        ----------------------
     Federal                               $              68,000        $              228,000
     State                                                25,000                        67,000
                                           ---------------------        ----------------------
        Current                                           93,000                       295,000
        Deferred                                             -0-                       (16,000)
                                           ---------------------        ----------------------
     Pro forma provision                   $              93,000        $              279,000
                                           =====================        ======================

     Historical net income                 $             240,517        $              700,495
     Additional provision
          for income taxes                                93,000                       279,000
                                           ---------------------        ----------------------
     Pro forma net income                  $             147,517        $              421,495
                                           =====================        ======================

Pro Forma Net Income Per Share (Unaudited)

Pro forma net income per share is based on the weighted average number of shares outstanding during the period totaling 100 shares.

                                                                             Nine Months
                                                   Year Ended                   Ended
                                                  December 31,              September 30,
                                                      1996                       1997
                                             ---------------------       -------------------
     Pro forma net income
        per share                            $               1,475       $             4,215
                                             =====================       ===================

Pro Forma Balance Sheet Information (Unaudited)

The following pro forma balance sheet information of the Company reflects a deferred tax asset and additional income tax liabilities as if the Company was a C corporation.

                                                 December 31,               September 30,
                                                     1996                        1997
                                             ---------------------      --------------------
     Historical assets                       $           2,304,127      $          3,774,277
     Deferred tax asset                                        -0-                    16,000
                                             ---------------------      --------------------
     Pro forma assets                        $           2,304,127      $          3,790,277
                                             =====================      ====================

     Historical liabilities                  $           1,955,299      $          2,824,954
     Income taxes payable                                   93,000                   388,000
                                             ---------------------      --------------------
     Pro forma liabilities                   $           2,048,299      $          3,212,954
                                             =====================      ====================

     Historical stockholders' equity         $             348,828      $            949,323
     Effect of additional income
         tax liabilities                                   (93,000)                 (372,000)
                                             ---------------------      --------------------
     Pro forma stockholders' equity          $             255,828      $            577,323
                                             =====================      ====================